UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC 20549

FORM 8-K/A-2

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 1, 2007

FIELDPOINT PETROLEUM CORPORATION

 (Exact Name of Registrant as Specified in Its Charter)

       Colorado

 (State or Other Jurisdiction of Incorporation)

0-9435	84-0811034
(Commission File Number)	(IRS Employer Identification No.)

1703 Edelweiss Drive Cedar Park, Texas, 78613 (Address of Principal Executive Offices) (Zip Code)

     (512) 250-8692

 (Registrant’s Telephone Number, Including Area Code)

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

As reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on 12/27/2006, effective January 1, 2007, FieldPoint Petroleum Corporation (“The Company”) consummated the purchase of a 50% working interest representing a 43.25% net revenue interest in a natural gas property located in the Bilbrey Field in Lea County, New Mexico (the “Property”) from Samson Resources Company. The Company hereby sets forth below the Historical Summary of Revenues and Direct Operating Expenses of the Property Acquired by the Company and pro forma financial information.

(a)

Financial statements of business acquired.

Historical Summary of Revenues and Direct Operating Expenses of the Property Acquired by FieldPoint Petroleum Corporation for the year ended December 31, 2006.

(b)

Pro forma financial information (unaudited)

Unaudited Pro Forma Combined Balance Sheet of FieldPoint Petroleum Corporation as of September 30, 2006.

Unaudited Pro Forma Combined Statement of Operations of FieldPoint Petroleum Corporation for the nine months ended September 30, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

FieldPoint Petroleum Corporation and Subsidiaries

Austin, Texas

We have audited the accompanying Historical Summary of Revenues and Direct Operating Expenses of the Property Acquired by FieldPoint Petroleum Corporation, for the year ended December 31, 2006 (“Historical Summary”). The Historical Summary is the responsibility of the management of FieldPoint Petroleum Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of FieldPoint Petroleum Corporation) as described in Note 1 and is not intended to be a complete presentation of the property revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the property acquired by FieldPoint Petroleum Corporation in conformity with accounting principles generally accepted in the United States of America.

/s/ Hein & Associates LLP

March 12, 2007

Dallas, Texas

HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES

OF THE PROPERTY ACQUIRED BY FIELDPOINT PETROLEUM CORPORATION

FOR THE YEAR ENDED DECEMBER 31, 2006

2006
NATURAL GAS SALES	$231,259
DIRECT OPERATING EXPENSES	35,387
NET REVENUE	$ 195,872

See Notes to Historical Summary

NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING

 EXPENSES OF THE PROPERTY ACQUIRED BY FIELDPOINT PETROLEUM CORPORATION

 FOR THE YEAR ENDED DECEMBER 31, 2006

1.   BASIS OF PREPARATION

The accompanying historical summary of revenues and direct operating expenses relate to interests in the operations of a certain natural gas property in the Bilbrey Field located in Lea County, New Mexico that was acquired by FieldPoint Petroleum Corporation (“the Company”) effective January 1, 2007. The acquired property is referred to herein as the Bilbrey Property.

Revenue is recognized when natural gas quantities are delivered to or collected by the respective purchaser. Title to the produced quantities transfers to the purchaser at the time the purchaser collects or receives the quantities. Prices for such production are defined in sales contracts and are readily determinable based on certain publicly available indices. The purchasers of such production have historically made payment for crude oil and natural gas purchases within sixty days of the end of each production month. All transportation costs are accounted for as a reduction of natural gas sales revenue.

During the year ended December 31, 2006, substantially all production was sold to one independent purchaser.

Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, production and ad valorem taxes.  Depreciation and amortization of the oil and natural gas property, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summary because the amounts would not be comparable to those resulting from proposed future operations.

The historical summary presented herein was prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K.

2.   SUPPLEMENTAL INFORMATION ON NATURAL GAS RESERVES (UNAUDITED)

All of the operations of the Bilbrey Property are directly related to natural gas producing activities located in Lea County, New Mexico.

The Bilbrey Property’s proved natural gas reserves have been estimated by independent petroleum engineers. Proved reserves are the estimated quantities that geologic and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are the quantities expected to be recovered through existing wells with existing equipment and operating methods. Due to the inherent uncertainties and the limited nature of reservoir data, such estimates are subject to change as additional information becomes available. The reserves actually recovered and the timing of production of these reserves may be substantially different from the original estimate. Revisions result primarily from new information obtained from development drilling and production history; acquisitions of oil and natural gas properties; and changes in economic factors. The Bilbrey Property’s proved reserves are summarized in the table below.

Natural Gas
Mcf
Reserves at December 31, 2005	842,312
Revisions of previous estimates	(382,157)
Production	(34,501)
Reserves at December 31, 2006	425,654

There were no undeveloped reserves at December 31, 2006 or 2005

Standardized Measure

The standardized measure of discounted future net cash flows (“standardized measure”) and changes in such cash flows are prepared using assumptions required by the Financial Accounting Standards Board. Such assumptions include the use of year-end prices for crude oil and natural gas and year-end costs for estimated future development and production expenditures to produce year-end estimated proved reserves. Discounted future net cash flows are calculated using a 10% discount rate.

The standardized measure does not represent management’s estimate of our future cash flows or the value of proved natural gas reserves. Probable and possible reserves, which may become proved in the future, are excluded from the calculations. Furthermore, year-end prices used to determine the standardized measure of discounted cash flows, are influenced by seasonal demand and other factors and may not be the most representative in estimating future revenues or reserve data.

Price and cost revisions are primarily the net result of changes in year-end prices. Quantity estimate revisions are primarily the result of lower prices resulting in shortened economic lives of proved reserves.

The standardized measure of discounted future net cash flows related to proved natural gas reserves at December 31, 2006 is as follows:

Standardized Measure of Discounted Future Net Cash Flows:

Future cash inflows	$2,008,752
Future production and development costs	502,822
Future income tax expense	557,193
Future net cash flows	948,737
Discount	441,886
Standardized measure of discounted future net cash flows	$506,851

The primary changes in the standardized measure of discounted future net cash flows for the twelve months ended December 31, 2006 are as follows:

Changes in Standardized Measure of Discounted Future Net Cash Flows:

Balance at beginning of year	$1,379,398
Net changes in prices and production costs	(1,469,602)
Sales of oil and gas produced, net	(195,872)
Net change in income taxes	512,457
Accretion of discount	274,816
Other	5,654
Balance at end of year	$506,851

* * * * * * *

FIELDPOINT PETROLUEM CORPORATION

UNAUDITED PRO FORMA COMBINED

 FINANCIAL STATEMENTS

The unaudited pro forma combined financial statements were prepared to present the effect of the acquisition of a working interest in a certain natural gas property located in the Bilbrey Field (the “Bilbrey Property”) by FieldPoint Petroleum Corporation (the “Company”) effective January 1, 2007 for $1,670,000.

The unaudited pro forma balance sheet of Fieldpoint Petroleum Corporation as of September 30, 2006, gives effect to the acquisition of the Bilbrey Property as if it had occurred on September 30, 2006.

The unaudited pro forma statement of operations of FieldPoint Petroleum Corporation for the nine months ended September 30, 2006, gives effect to the transaction listed above as if it had occurred on January 1, 2006.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2006 includes:

•

The Company’s historic results of operations for the nine months ended September 30, 2006.

•

The historic results of operations for the nine months ended September 30, 2006 of the Bilbrey Property.

The unaudited pro forma combined financial statements of the Company have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only.

The unaudited pro forma combined financial statements of FieldPoint Petroleum Corporation should be read in conjunction with the historical financial statements of FieldPoint Petroleum Corporation and the Bilbrey Property and the related notes thereto. The unaudited pro forma combined financial statements of FieldPoint Petroleum Corporation are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma combined financial statements, and the actual recording of the transactions could differ. The unaudited pro forma combined financial statements of FieldPoint Petroleum Corporation are not necessarily indicative of the financial results that would have occurred had the acquisition been effective on and as of the dates indicated and should not be viewed as indicative of operations in the future.

UNAUDITED PRO FORMA COMBINED

 BALANCE SHEET

As of September 30, 2006

	FieldPoint
	Petroleum	Pro Forma	Combined
	Historical	Adjustment	Pro Forma
	Amounts	(a)	Amounts
ASSETS
Current assets
Cash and cash equivalents	$1,221,993	$(670,000)	$551,993
Short-term investments	719,148	—	719,148
Accounts receivable:
Oil and natural gas sales	485,626	—	485,626
Joint interest billings, net	144,735	—	144,735
Prepaid expenses and other current assets	10,535	—	10,535
Total current assets	2,582,037	(670,000)	1,912,037

Oil and gas properties, successful efforts method
Unproved leasehold costs	98,040	—	98,040
Proved leasehold costs	7,642,584	1,301,000	8,943,584
Lease and well equipment	1,927,789	370,000	2,297,789
Furniture and equipment	24,628	—	24,628
Transportation equipment	64,620	—	64,620
Less accumulated depletion and depreciation	(3,218,562)	—	(3,218,562)
Net property and equipment	6,539,099	1,671,000	8,210,099

Long-term joint interest billing receivable, net	38,157	—	38,157

TOTAL ASSETS	$9,159,293	$1,001,000	$10,160,293

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$—	$1,000,000	$1,000,000
Accounts payable and accrued expenses	72,932	—	72,932
Oil and natural gas revenues payable	108,165	—	108,165
Total current liabilities	181,097	1,000,000	1,181,097
Long-term liabilities
Deferred income taxes	784,000	—	784,000
Asset retirement obligations	574,637	1,000	575,637
Total liabilities	1,539,734	1,001,000	2,540,734

Stockholders’ equity
Common stock, par value $.01 per share; 75,000,000 authorized; 8,747,175 issued and outstanding	87,371	—	87,371
Additional paid-in capital	3,988,242	—	3,988,242
Treasury stock, 160,000 shares, at cost	(18,600)	—	(18,600)
Retained earnings	3,562,546	—	3,562,546
Total stockholders’ equity	7,619,559	—	7,619,559
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,159,293	$1,001,000	$10,160,293

See Notes to Unaudited Pro Forma Combined Financial Statements.

UNAUDITED PRO FORMA COMBINED

 STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006

	FieldPoint	Bilbrey
	Petroleum	Property			Combined
	Historical	Historical	Pro Forma		Pro Forma
	Amounts	Amounts	Adjustments		Amounts
Operating Revenues:
Oil and Natural Gas Sales	$3,069,182	$182,390	$—		$3,251,572
Well operational and pumping fees	89,904	—	—		89,904
Disposal fees	41,000	—	—		41,000
Total revenue	3,200,086	182,390	—		3,382,476

Operating Expenses:
Production expense	963,775	27,065	—		990,840
Depletion and depreciation	334,000	—	125,000	(b)	459,000
General and administrative	358,203	—	—		358,203
Total operating expenses	1,655,978	27,065	125,000		1,808,043
Operating Income (Loss)	1,544,108	155,325	(125,000)		1,574,433

Other Income	115,318	—	—		115,318
Income (Loss) Before Income Tax Provision	1,659,426	155,325	(125,000)		1,689,751
Income tax provision	555,201		10,146	(c)	565,347

Net Income (Loss)	$1,104,225	$155,325	$(135,146)		$1,124,404

Earnings Per Share – Basic	$0.13				$0.13
Earnings Per Share – Diluted	$0.13				$0.13

Weighted Average Shares Outstanding:
Basic	8,632,981				8,632,981
Diluted	8,799,223				8,799,223

See notes to Unaudited Pro Forma Combined Financial Statements.

NOTES  TO UNAUDITED PRO FORMA

 COMBINED FINANCIAL STATEMENTS

(a)            To record the acquisition of the Bilbrey Property as if it had occurred on September 30, 2006.  The calculation of the purchase price is as follows:

Calculation of Purchase Price:
Net Acquisition Price	$1,670,000
Asset Retirement Obligations - Non-Current	1,000
Total Purchase Price	$1,671,000

Allocation of Purchase Price:
Oil & Gas Properties	$1,301,000
Fixed Assets	370,000
Total Purchase Price	$1,671,000

(b)            To record depletion on the Bilbrey Property as if we had acquired it on January 1, 2006. The effective depletion rate related to the Bilbrey Property was 7.5% for the nine months ended September 30,2006.

(c)            To record a provision for income taxes related to the incremental net income from the Bilbrey Property as if we had acquired it on January 1, 2006.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION

Date: March 12, 2007
	By:	/s/ Ray Reaves
Ray Reaves, President and Chief Financial Officer